Exhibit 10.24

CONSENT AND WAIVER AGREEMENT

     This Consent and Waiver Agreement, dated as of January 12, 2005 (the “Consent Agreement”) is by and among BOWNE & CO., INC., a Delaware corporation (the “Parent Borrower”), FLEET NATIONAL BANK, A BANK OF AMERICA COMPANY, and the other lending institutions listed on Schedule 1 to the Credit Agreement (each a “Lender”, and collectively, the “Lenders”), FLEET NATIONAL BANK, A BANK OF AMERICA COMPANY, as Agent for the Lenders, JPMORGAN CHASE BANK, as Documentation Agent (the “Documentation Agent”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent (the “Syndication Agent”; together with the Agent and the Documentation Agent, the “Agents”).

     WHEREAS, the Parent Borrower, the Lenders and the Agents are party to that certain Credit Agreement, dated as of July 2, 2002 (the “Original Credit Agreement”), as previously amended by the First Amendment to Credit Agreement, dated as of March 28, 2003 (the “First Amendment”), by the Second Amendment to Credit Agreement, dated as of September 18, 2003 (the “Second Amendment”) and the Third Amendment to Credit Agreement, dated as of October ___, 2004 (the “Third Amendment”; together with the Original Credit Agreement as amended by the First Amendment and the Second Amendment is hereinafter referred to as the “Credit Agreement”);

     WHEREAS, Parent Borrower has requested certain consents and waivers regarding Section 8.16 of the Credit Agreement in order to permit the use of proceeds from the Bowne Business Solutions Disposition for the repurchase of up to $25,000,000 aggregate principal amount of the Subordinated Debentures issued by the Parent Borrower pursuant to the Indenture (the “Subordinated Debenture Repurchase”);

     WHEREAS, the Lenders have agreed, subject to the terms and conditions set forth in this Consent Agreement, to approve the requested consents and waivers to Section 8.16;

     NOW, THEREFORE, in consideration of these premises, the promises, mutual covenants and agreements contained in this Consent Agreement and fully intending to be legally bound hereby, the parties hereby agree as follows:

1.	CAPITALIZED TERMS.

     Terms used in this Consent Agreement which are not defined herein, but which are defined in the Credit Agreement, shall have the same respective meanings herein as therein.

2.	CONSENT AND WAIVER.

     Subject to this Consent Agreement becoming effective upon the satisfaction of the conditions set forth in Section 5 below and the limitations set forth below, the Lenders hereby waive the provisions of Section 8.16 of the Credit Agreement, and otherwise provide their consent, to the extent necessary, to permit the use of proceeds from the Bowne Business Solutions Disposition for the repurchase of up to $25,000,000 aggregate principal amount of the Subordinated Debentures issued by the Parent Borrower pursuant to the Indenture (at a purchase price equal to the principal amount thereof, accrued and unpaid interest thereon and subject to any market premium or discount); provided, however, that this waiver and consent shall only be effective with respect to any such repurchase if on the date of such repurchase there is no Aggregate Credit Exposure; provided further, however, that this consent and waiver shall only be effective with respect to repurchases effected within ninety (90) days of the “Consent Agreement Effective Date” (as such term is defined in Section 5 hereof).

3.	REAFFIRMATION OF GUARANTY.

     Each of the Guarantors hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that neither this Consent Agreement (including, without limitation, the consents and waivers contained herein), the transactions contemplated by this Consent Agreement nor any further agreements or arrangements whatsoever relating to the Credit Agreement shall in any way affect the validity and enforceability of the Guaranty or reduce, impair, or discharge the obligations of any of the Guarantors thereunder.

4.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

     Parent Borrower represents, warrants and agrees that:

4.1	Representations in Credit Agreement. Each of the representations and warranties made by Parent Borrower in the Credit Agreement is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Parent Borrower on the date hereof and in this Consent Agreement (except to the extent such representations and warranties expressly relate to an earlier date). Each of such representations and warranties (except to the extent such representations and warranties expressly relate to an earlier date) together with each of the representations and warranties contained in this Consent Agreement shall be true and correct on and as of the Consent Agreement Effective Date, as if such representations and warranties were made on such date.

4.2	No Default or Event of Default. No Default or Event of Default currently exists (or will exist after giving effect to all of the arrangements and transactions contemplated by this Consent Agreement).

4.3	Binding Effect of Documents; Consent Agreement as Loan Document. This Consent Agreement and all documents being executed by the Credit Parties in connection herewith have been duly authorized, executed and delivered by each Credit Party and are in full force and effect as of the date hereof and the agreements and obligations of each such Credit Party contained herein and therein constitute the legal, valid, and binding obligations of each Credit Party enforceable against such Credit Party in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally. This Consent Agreement constitutes a Loan Document.

5.	CONDITIONS TO EFFECTIVENESS.

     This Consent Agreement, including the consents and waivers contained herein, shall become effective on the first date when all of the following conditions are met (the “Consent Agreement Effective Date”):

5.1	Counterparts to Consent Agreement. The Agent shall have received counterparts hereof signed by the Required Lenders and all of the Credit Parties (or, in the case of any Required Lender as to which an executed counterpart shall not have been received, the Agent shall have received in form satisfactory to it a telecopy or other written confirmation from such party of execution of a counterpart hereof by such party);

5.2	Other Fees and Expenses. The Agent shall have received payment of all other costs, fees and expenses (including, without limitation, reasonable legal fees and expenses for which invoices shall have been submitted to the Parent Borrower) in connection with the Loan Documents;

5.3	Additional Documents. The Agent shall have received all documents it may reasonably request relating to the corporate or other authority for this Consent Agreement and the other documents related thereto, and any other matters relevant hereto, all in form and substance satisfactory to the Agent; and

5.4	Note Purchase Agreement. The Agent shall have received evidence satisfactory to it that either (a) the “Required Holders” (as such term is defined in the Note Purchase Agreement) have consented to the Subordinated Debenture Repurchase, or (b) all of the outstanding notes issued under the Note Purchase Agreement have been prepaid and satisfied in full (including any “Make-Whole Amount”, as defined in the Note Purchase Agreement).

provided that this Consent Agreement (and the consents and waivers contained herein) shall not become effective or be binding upon any party hereto unless all of the foregoing conditions are satisfied not later than March 1, 2005. Promptly after the Consent Agreement Effective Date occurs, the Agent shall notify the Parent Borrower and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto.

6.	RATIFICATION; MISCELLANEOUS.

     Except as expressly amended, consented to or waived hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references to the Credit Agreement in any Loan Document or related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

7.	NO IMPLIED WAIVER.

     Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Credit Parties or any right of the Agent or any Lender consequent thereon.

8.	EXPENSES.

     Regardless of whether the Consent Agreement Effective Date ever occurs, Parent Borrower agrees to pay all reasonable fees and expenses incurred by Agent in connection with the preparation and negotiation of this Consent Agreement, including, without limitation, the reasonable fees and expenses of Agent’s counsel.

9.	COUNTERPARTS.

     This Consent Agreement may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

10.	GOVERNING LAW.

     THIS CONSENT AGREEMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW).

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     IN WITNESS WHEREOF, the parties have executed this Consent Agreement as of the day first written above.

PARENT BORROWER:

BOWNE & CO., INC., Parent Borrower

By: /s/ WILLIAM J. COOTE
Name: William J. Coote
Title: Vice President and Treasurer

LENDERS:

FLEET NATIONAL BANK,
A BANK OF AMERICA COMPANY,
as a Lender and as Agent

By: /s/ JANA L. BAKER
Name: Jana L. Baker
Title: Vice President

JPMORGAN CHASE BANK, as a Lender
and as Documentation Agent

By: /s/ LOUIS MASTRIANNI
Name: Louis Mastrianni
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ KRISTEN CARVER
Name: Kristen Carver
Title: Assistant Vice President

HSBC BANK USA, as a Lender

By: /s/ BRUCE WICKS
Name: Bruce Wicks
Title: First Vice President

THE ROYAL BANK OF SCOTLAND, PLC, as a Lender

By: /s/ PHILIPPE SANDMEIER
Name: Philippe Sandmeier
Title: Senior Vice President

U.S. BANK N.A., as a Lender

By:
Name:
Title:

THE BANK OF NEW YORK, as a Lender

By: /s/ KEN SNEIDER
Name: Kenneth Sneider
Title: Vice President

GUARANTORS:

BOWNE BUSINESS COMMUNICATIONS, INC.,
a New York corporation

By: /s/ SCOTT L. SPITZER
Name: Scott L. Spitzer
Title: Vice President

BOWNE ENTERPRISE SOLUTIONS, L.L.C.,
a New York limited liability company

By: /s/ SCOTT L. SPITZER
Name: Scott L. Spitzer
Title: Vice President

BOWNE OF ATLANTA, INC.,
a Georgia corporation

By: /s/ SCOTT L. SPITZER
Name: Scott L. Spitzer
Title: Vice President

BOWNE OF BOSTON, INC.,
a Massachusetts corporation

By: /s/ SCOTT L. SPITZER
Name: Scott L. Spitzer
Title: Vice President

BOWNE OF CHICAGO, INC.,
a Delaware corporation

By: /s/ SCOTT L. SPITZER
Name: Scott L. Spitzer
Title: Vice President

BOWNE OF CLEVELAND, INC.,
a Ohio corporation

By: /s/ SCOTT L. SPITZER
Name: Scott L. Spitzer
Title: Vice President

BOWNE OF DALLAS LIMITED PARTNERSHIP,
a Delaware limited partnership

By: BOWNE OF DALLAS, INC.,
a Delaware corporation, as General Partner

By: /s/ SCOTT L. SPITZER
Name: Scott L. Spitzer
Title: Vice President

BOWNE OF LOS ANGELES, INC.,
a California corporation

By: /s/ SCOTT L. SPITZER
Name: Scott L. Spitzer
Title: Vice President

BOWNE OF NEW YORK CITY, L.L.C.,
a New York limited liability company

By: /s/ SCOTT L. SPITZER
Name: Scott L. Spitzer
Title: Vice President

BOWNE OF PHOENIX, INC.,
an Arizona corporation

By: /s/ SCOTT L. SPITZER
Name: Scott L. Spitzer
Title: Vice President

BOWNE OF SOUTH BEND, INC.,
a Delaware corporation

By: /s/ SCOTT L. SPITZER
Name: Scott L. Spitzer
Title: Vice President

BGS COMPANIES, INC.,
a Delaware corporation, (also as successor by merger with Bowne Localization, Inc., a Delaware corporation)

By: /s/ SCOTT L. SPITZER
Name: Scott L. Spitzer
Title: Vice President

BOWNE TRANSLATION SERVICES, LLC,
a New York limited liability company

By: /s/ SCOTT L. SPITZER
Name: Scott L. Spitzer
Title: Vice President